UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SenesTech, Inc.
(Name of Registrant as Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check in the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

# Your **Vote** Counts!

**SENESTECH, INC.**

2022 Annual Meeting

Vote by June 22, 2022

11:59 PM ET

SENESTECH, INC.
C/O TRANSFER ONLINE, INC.
512 SE SALMON STREET
PORTLAND, OR 97214

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

## You invested in SENESTECH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2022.**

## Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 09, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 23, 2022
12:00 PM MDT

Meeting to be held via internet
www.virtualshareholdermeeting.com/SNES2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

| | |
|---|---|
| THE COMPANY NAME INC. - COMMON ASDFGHJKL | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS A | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS B | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS C | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS D | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS E | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS F | 123456789.1234 |
| THE COMPANY NAME INC. - 401 K | 123456789.1234 |

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | To elect the nominees listed below as Class III directors, each to serve for a three-year term until 2025;<br>**Nominees:**<br>01 K.C. Kavanagh 02 Kenneth Siegel 03 Matthew Szot | For |
| 2 | To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2021 ("say-on-pay"). | For |
| 3 | To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers ("say-on-frequency"). | 1 Year |
| 4 | To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. | For |

**NOTE:** To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

FLASHID-JOB#